UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2007

RPC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8726 (Commission File Number)	58-1550825 (IRS Employer Identification No.)

2170 Piedmont Road, NE, Atlanta, Georgia 30324
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (404) 321-2140

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 13, 2007, RPC, Inc. issued a press release titled “RPC, Inc. to Present at the Enercom Oilservice Conference V” that announced a presentation RPC plans to make on Thursday, February 15, 2007 at 6:10 P.M. Eastern Time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99 - Press Release dated February 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RPC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPC, Inc.

Date: February 13, 2007	/s/ BEN M. PALMER Ben M. Palmer Vice President, Chief Financial Officer and Treasurer